1999

                                     [LOGO]

                                  RAND CAPITAL
                                  CORPORATION

Rand Capital Corporation is a registered closed-end management investment company investing in the securities of businesses, which offer unique opportunities for growth. Since its formation in 1969, Rand Capital has provided venture capital to support the growth and development of businesses in varied industries, primarily in the Western New York and Upstate New York Region. Rand's portfolio is comprised of such investments which include debt and/or equity holdings in primarily privately owned companies. Rand Capital is traded on The NASDAQ SmallCap Market tier under the symbol: RAND.

Thirty Years of Venture Capital

Since 1969, the Management and Board of Directors have received thousands of business plans and have averaged one new investment per quarter throughout Rand Capital Corporation's thirty year history. As typical in the venture capital industry, not all of our investments were successful. However, several noteworthy financial results have been achieved over the years and continue to provide a powerful incentive to those who are drawn to the risks and rewards of this investment capital market.

Rand Capital Investment Highlights

1969     Comax Telcom Corporation, Buffalo, NY
         Comax, founded in 1968, operated local cable televisions systems. Rand funded an initial investment of $13,000 in 1969. The company aggressively expanded during the 1970's was renamed International Cable and had more than 87,000 subscribers.
         Rand's investment was sold in 1981 for a realized gain of $5.7 million.

1970     Astronics Corporation, Buffalo, NY
         Astronics was founded in 1969 as an R&D Company to develop electroluminescent technology. Rand acquired a 20% equity interest for $64,000 in the company in 1970. Rand recruited a new management team in the company,which included Kevin Keane, who remains as its current CEO. Astronics issued shares in an initial public offering in 1972. In 1977 Rand distributed its shares of Astronics to Rand shareholders. In 1998, Astronics announced that it had received a $30 million U.S. military contract for use of its night-vision lighting technology in military aircraft. Astronics, headquartered in Buffalo, is traded on the NASDAQ stock market under the symbol ATRO and currently has a $50 million market capitalization.

1997     Research Frontiers Incorporated (RFI), Woodbury, NY
         Rand made an initial $15,000 investment in RFI in 1972, which specialized in light control technology. Rand assisted RFI in implementing its growth plan and provided additional financing. RFI issued shares in an initial public offering in 1986. Rand sold its investment in 1991, realizing a gain of $493,000. RFI is traded on the NASDAQ stock market under the symbol REFR, and currently has an $87 million market capitalization.

1978     Aero Services International, Incorporated, Teterboro, NJ
         Rand made a $200,000 investment in Aero, a private aircraft service business, in 1978. Aero had exclusive contracts with several airports and also provided exclusive air service at the Winter Olympics in Lake Placid in 1980. The company issued its shares in an initial public offering in 1981 and was traded on the NASDAQ stock exchange. Rand sold its investment in 1985 for a realized gain of $2.1 million.

1985     Datarex Systems, Incorporated, Cheektowaga, NY
         Datarex was a wholesale distributor of computer-related equipment supplies and accessories, with the ability to provide unique "next day" shipment. Rand invested $220,000 in equity during 1985 to help fund sales development and expansion. Datarex was acquired by Azerty
         Information  Processing  in 1988  (currently  headquartered  in Orchard
         Park), and Rand realized a gain of $4.1 million.

1987     Rand Communications, New York, NY
         Rand Communications provided computer databases and financial periodicals for security traders, in addition to publishing its Chemical Week magazine. Rand invested $400,000 in 1987 and liquidated its investment in 1991 for a realized gain of $956,000.

1991     International Imaging Materials (IIMAK), Amherst, NY
         IIMAK is a manufacturer of thermal transfer ribbons used primarily in bar code applications. Rand acquired an equity investment in IIMAK for $305,000 in 1991.
         The investment was sold in 1995 for a realized gain of $412,000.

1991/1997 Auto Radiator Sales (ARS), Buffalo, NY
         In 1991, Rand invested $500,000 in Auto Radiator Sales, a manufacturer and assembler of automotive aftermarket industry products. ARS received $11 million in a 1997 recapitalization of the company. Rand realized a gain of $758,000 on its investment and provided investment banking services and invested $1 million as a high yield debt security in the recapitalization of the company. ARS was sold to a division of the Ford Motor Co. in 1998.

Major Dates in the History of Rand

1969 Rand founded by George F. Rand III(Chairman) and Donald A. Ross (President)
     / One of Rand's investments is Comax Cable

1971 Rand's  initial  public  stock offering,  250,000  shares

1976 Rand SBIC founded,  with $500,000 subscribed capital 1977 Rand  distributes
     Astronics stock to Rand Shareholders

1981 Rand issues 200,000  shares

1985 Rand stock  buyback,  292,642 shares

1986 Rand stock buyback, 15,832 shares / Rand issues 29,836 shares / Rand declares 300% stock distribution

1991 Death of George F. Rand III / Thomas R. Beecher,  Jr. elected as Chairman

1992 Rand  declares 25% stock  distribution

1993 Rand declares 25% stock  distribution

1994 Rand declares 25% stock distribution  / Rand  issues 530,000  shares / Rand
     SBIC merged with Rand Capital  Corporation

1995 Rand declares 25% stock distribution / Rand issues  40,000  shares / Donald
     A. Ross retires as President

1996 Reginald B. Newman elected as Chairman / New management team of Allen Grum and Nora Sullivan begins to develop Rand's new business model

1997  Rand issues 1,482,557 shares
1998  Death of Donald A. Ross, former President of Rand Capital


     As Rand Capital Corporation enters its 30th year of business, it's appropriate that we pause and express our sorrow for the passing of Donald A. Ross. As founder and Chief Executive Officer for 27 years, his contributions to Rand Capital and to the Western New York community were many. He was a "big man" in many ways and we will miss him.

     During 1998, we continued to execute on the tenants of the Business Plan that we developed in 1996. We continued to grow our investment income and saw it increase from $173,000 in 1995 to $593,000 in 1998. We also continued to reduce expenses in 1998. Finally, we invested $1.3 million in six investments.

     Our investments in MINRAD, Inc. and InfoMiners, Inc. bring us to a total of six in the healthcare industry. Currently 63% of our investment portfolio is in health care related industries. We continue to develop a core competency in this industry and we intend to seek out additional opportunities.

     During 1998 we liquidated or received distributions from four companies, totaling $2.2 million in proceeds. We ended the year with over $3.7 million in cash. We continue to seek opportunities to wisely invest these funds and will report on our progress in upcoming reports. It is also appropriate that we thank and praise the contributions of Thomas R. Beecher, Jr. After 30 years of assisting Rand Capital as an officer, chairman and board member, Mr. Beecher will not be seeking reelection to the Board. However, he will continue his valued service to Rand in the capacity of Director Emeritus. His contributions are invaluable and we look forward to continue working with him in the future. The following pages contain detailed information about our investments and our investment criteria. In the coming months, we will unveil our web page, which will provide more information on Rand Capital and our portfolio investments.



         Sincerely,


    Reginal B. Newman II                                 Allen F. Grum
         Chairman                                          President

Portfolio of Investments December 31, 1998

American Tactile  Corporation (DELTA)
Medina, NY. Develops equipment and systems to produce commercial signage. www.americantactile.com
Type of Investment: Convertible Debentures at 8% due June 2000 and April 2001 with detachable warrants

     Year Acquired: 1995
     Cost: $ 150,000
     Percent Equity: 11%
     Value: $ 50,000

ARIA Wireless Systems, Inc. (OTC:AWSI)* (DELTA)
Buffalo, NY. Markets wireless radio transmission communication equipment. www.ariawireless.com
Type of Investment: Common Stock - 488,000 shares

     Year Acquired: 1997
     Cost: $ 438,000
     Percent Equity: 9%
     Value: $ 122,000

BioVector, Inc. (DELTA)
Orchard Park, NY.  Medical technological sales force company.
Type of Investment: (1) Common Stock - 50,000 shares. (2)Convertible Promissory Note at 8%, due April 2002.

Option to purchase 165,000 Common Shares

     Year Acquired: 1997
     Cost: $ 50,000 (1) 360,000 (2)
     Percent Equity: 9%
     Value: $ 125,000 (1) 360,000 (2)

BioWorks,  Inc.
Geneva, NY. Develops and manufactures biological alternative to chemical pesticides.
www.bioworksbiocontrol.com
Type of Investment: Series A Convertible Preferred Stock - 32,000 shares

     Year Acquired: 1995
     Cost: $ 56,000
     Percent Equity: <1%
     Value: $ 56,000

Clearview Cable TV, Inc.
New Providence, NJ.  Wireless Cable television system operator.
Type of Investment: Common Stock - 400 shares

     Year Acquired: 1996
     Cost: $ 55,541
     Percent Equity: 5%
     Value: $ 55,541

DataView, LLC
Mt. Kisco, NY. Designs, develops and markets browser based software for investment professionals.
www.marketgauge.com
Type of Investment: Convertible Subordinated Note - $100,000 8% Due October 15, 1999

     Year Acquired: 1998
     Cost: $ 100,000
     Percent Equity: 3%
     Value: $ 100,000

Fertility Acoustics, Inc.
Orchard  Park,  NY.  Developer  of  proprietary  methods  to  diagnose  onset of ovulation.
Type of Investment:  Common Stock  -150,000  shares.  Option to purchase  15,000 shares

     Year Acquired: 1997
     Cost: $ 50,000
     Percent Equity: 8%
     Value: $ 125,000

J. Giardino
Buffalo, NY.  Commercial real estate.
Type of Investment: First mortgage @ 12%

     Year Acquired: 1988
     Cost: $ 121,112
     Value: $ 121,112

Hammertime Kitchen & Bath Works, Inc. (DELTA)
Clarence, NY. Exclusive multi-state Sears licensed installer of kitchens and baths.
Type of Investment: (1) Convertible Preferred Stock - 1,000 Shares. (2) Senior Subordinated Note at 12% due October 6, 2000

     Year Acquired: 1998
     Cost: $ 100,000 (1) 100,000(2)
     Percent Equity: 13%
     Value: $ 100,000 (1) 100,000 (2)

HealthWay Products Company, Inc.
Syracuse, NY. Manufactures air filters and climate control devices. www.healthway.com
Type of Investment: Promissory Note at 24%, due June 1996. 4,667 warrants for Series A Preferred Stock

     Year Acquired: 1996
     Cost: $ 100,000
     Percent Equity: <1%
     Value: $ 100,000

InfoMiners, Inc. (DELTA) Amherst, NY. Data warehousing & decision support software for healthcare industries.
www.infominers.com
Type of Investment:Bridge loan at 10% due June 1999. 147,000 warrants for shares of stock

     Year Acquired: 1998
     Cost: $ 420,000
     Percent Equity: <1%
     Value: $ 420,000

Lightbridge, Inc. (NASDAQ:LTBG)*
Burlington, MA. Provides software based services for wireless telecommunications industry.
www.lightbridge.com
Type of Investment: Common Stock - 13,165 shares

     Year Acquired: 1994
     Cost: $ 218,271
     Percent Equity: <1%
     Value: $ 72,408

MINRAD, Inc. (DELTA)
Orchard Park, NY.  Developer of laser guided surgical devices.
Type of Investment: Common Stock - 118,689 shares

     Year Acquired: 1997
     Cost: $ 429,000
     Percent Equity: <4%
     Value: $ 949,512

Pathlight Technology, Inc.
Ithaca, NY. Develops high technology Serial Storage Architecture for computer industry.
www.pathlight.com
Type of Investment: (1) Class A Series 1(a)Convertible Preferred Stock - 100,000 shares with 6% cumulative dividend. (2) Subordinated Note at 7.5% due December 2000

     Year Acquired: 1997
     Cost: $ 100,000 (1) 100,000 (2)
     Percent Equity: 3%
     Value: $ 100,000 (1) 100,000 (2)

Platform Technology Holdings, LLC (DELTA)
Charlottesville, VA. Provides sales support and management for unique device and diagnostic businesses.
Type of Investment: Two units with option for two additional units

     Year Acquired: 1997
     Cost: $ 8,045
     Percent Equity: <1%
     Value: $ 60,000

Reflection Technology, Inc.
Waltham, MA. Develops and licenses proprietary virtual display technology. www.reflectiontech.com
Type of Investment: Series J Convertible Preferred Stock - 243,903 shares

     Year Acquired: 1995
     Cost: $ 500,000
     Percent Equity: <1%
     Value: $ 150,000

UStec, Inc.
Victor, NY. Manufacturers & markets digital wiring systems for residential new home construction. 50,000 warrants for common stock.
www.ustecnet.com
Type of Investment: Promissory Note at 12% due December 2003

     Year Acquired: 1998
     Cost: $ 100,000
     Value: $ 100,000

Other                                  491,831                     20,597
                                       -------                     ------
Total portfolio investments          4,047,800                  3,387,170
                                      =========                 =========
                                    (Cost Basis)               (Valuation)

* Publicly-owned Company

(DELTA) Indicates those companies which Rand has Board Seat.

Notes to Portfolio of Investments

(a) Unrestricted securities are freely marketable securities having readily available market quotations. All other securities are restricted securities which are subject to one or more restrictions on resale and are not freely marketable. At December 31, 1998, restricted securities represented 98% of the value of the investment portfolio. (b) The Year Acquired line indicates the year in which the Corporation acquired its first investment in the company or a predecessor company. (c) The equity percentages express the percent of outstanding voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation upon exercise of its warrants or conversion of debentures. The symbol "<1%" indicates that the Corporation holds equity interest of less than one percent. (d) Under the valuation policy of the Corporation, unrestricted securities are valued at the closing price for publicly held securities for the last three days of the month. Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Changes in Investments at Cost & Realized Loss Year Ended December 31,1998


                                                                    Cost Increase                 Realized
                                                                      (Decrease)                Gain (Loss)
                                                                       --------                 -----------

New and Additions to Previous Investments:
     Dataview, Inc.                                              $      100,000
     Hammertime Kitchen and Bath Works, Inc.                            200,000
     InfoMiners, Inc.                                                   420,000
     Minrad, Inc.                                                       429,000
     Pathlight, Inc.                                                    100,000
     UStec, Inc.                                                        100,000
                                                                      ---------
                                                                      1,349,000
Investments Sold/Exchanged:
     ARS, Inc.                                                       (1,000,000)            $      79,400
     Comptek Research, Inc.                                            (693,998)                 (225,546)
     Minrad, Inc.                                                      (420,000)                        -
     Heartland Wireless Systems                                        (171,277)                 (170,413)
                                                                     ----------                   -------
                                                                     (2,285,275)                 (316,559)
                                                                      ---------                   -------
Other Changes:
     Debenture repayments and distributions                            (166,131)                        0
                                                                        -------                       ---

Net Change in Investments at Cost and Realized Gain              $   (1,102,406)            $    (316,559)
                                                                      =========                   =======


                                      Statements of Financial Position Years Ended December 31, 1998 & 1997

                                                                   1998                        1997
                                                                   ----                        ----

Assets
Investments at Directors' valuation
     (identified cost: 1998 - $4,047,800;
     1997 - $5,150,206)  (Note 1)                        $       3,387,170            $     4,143,541
Cash and cash equivalents                                        3,757,399                  3,031,391
     Interest receivable
     (net of allowance of $13,167 in 1998                           65,616                    103,436
     and $58,042 in 1997)
Deferred tax asset (Note 2)                                      1,071,880                  1,028,400
Other assets                                                        23,973                    148,732
                                                                 ---------                  ---------
     Total Assets                                       $        8,306,038           $      8,455,500
                                                                 =========                  =========


Liabilities and Stockholders' Equity (Net Assets)
Liabilities
Accounts payable and accrued expenses
(Notes 4 and 5)                                         $           67,306           $        113,980
Income taxes payable                                                 1,700                        300
                                                                    ------                        ---


     Total Liabilities                                              69,006                     114,280
                                                                    ------                     -------

Stockholders' Equity (Net Assets) (Note 3)
 Common stock, $.10 par -
    shares authorized 10,000,000; issued and
    outstanding 5,708,034 shares in 1998 and 1997                  570,804                     570,804
Capital in excess of par value                                   6,889,379                   6,889,379
Undistributed net investment (loss)                             (1,568,711)                 (1,512,372)
Undistributed net realized gain on investments                   2,739,156                   3,055,715
Net unrealized (depreciation) on investments                      (393,596)                   (662,306)
                                                                   -------                     -------
Net assets (per share 1998-$1.44; 1997-$1.46)                    8,237,032                   8,341,220
                                                                 ---------                   ---------
     Total Liabilities and Stockholders' Equity         $        8,306,038        $          8,455,500
                                                                 =========                   =========



                                                  Statements of Operations Years Ended December 31, 1998 & 1997

                                                                           1998                1997
                                                                           ----                ----

Investment Income:
     Interest from portfolio companies                              $    327,592        $     178,695
     Interest from other investments                                     156,920              174,193
     Other income                                                        108,574              104,626
                                                                         -------              -------
                                                                         593,086              457,514
                                                                         -------              -------
Expenses:
     Salaries                                                            341,886              320,695
     Employee benefits                                                    45,460               34,712
     Directors' fees                                                      37,500               40,648
     Legal fees                                                           35,648               34,334
     Professional fees                                                    17,953               21,377
     Shareholders and office                                              97,033              106,862
     Insurance                                                            49,180               94,357
     Corporate development                                                92,473               74,434
     Other operating                                                      41,497               45,092
                                                                          ------               ------
                                                                         758,630              772,511
                                                                         -------              -------


Investment (loss) before income taxes                                   (165,544)            (314,997)
     Income tax provision (Note 2)                                        11,600               12,000
     Deferred income tax (benefit) (Note 2)                             (120,805)             (25,248)
                                                                         -------               ------
Investment (loss) - net                                                  (56,339)            (301,749)
                                                                          ------              -------
Realized and unrealized gain (loss) on investments:
  Net (loss) gain on sales and dispositions                             (316,559)           1,106,402
                                                                         -------            ---------
  Net realized (loss) gain on investments                               (316,559)           1,106,402
     Deferred income tax provision                                                            309,073
Net realized (loss) gain                                                (316,559)             797,329
                                                                         -------              -------
Unrealized appreciation (depreciation) on investments:
     Beginning of period                                              (1,006,665)             337,889
     End of period                                                      (660,630)          (1,006,665)
                                                                         -------            ---------
     (Decrease) in unrealized appreciation
     before income taxes                                                 346,035           (1,344,554)
     Deferred income tax (benefit) (Note 2)                               77,325             (504,392)
                                                                          ------              -------
Net increase (decrease) in unrealized appreciation                       268,710             (840,162)
Net realized and unrealized (loss) on investments                        (47,849)             (42,833)
                                                                          ------               ------
Net (decrease) in net assets from operations                         $  (104,188)       $    (344,582)
                                                                         =======              =======


                                    Statements of Changes in Net Assets Years Ended December 31, 1998 & 1997

                                                                  1998                   1997
                                                                  ----                   ----


Net assets at beginning of period
     (includes undistributed net investment loss
     of $1,512,372 and $1,210,623 respectively)              $  8,341,220          $  6,458,536
                                                                ---------             ---------

Operations:
     Net investment loss                                         (56,339)              (301,749)
     Net realized (loss) gain on investments                    (316,559)               797,329
     Net increase (decrease) in unrealized
     appreciation of investments                                  268,710              (840,162)
                                                                  -------               -------
     Net (decrease) in net assets from operations               (104,188)              (344,582)
     Net proceeds of private offering                                  -              2,227,266
                                                                      ---             ---------

Net assets at end of period (including undistributed
     net investment loss of $1,568,711
     and $1,512,372 respectively)                            $  8,237,032         $   8,341,180
                                                                =========             =========


Notes to Financial Statements Years Ended December 31, 1998 and 1997

1. Summary Of Significant Accounting Policies

     The Corporation operates as a closed-end management investment company registered under the Investment Company Act of 1940. It is a publicly held venture capital Corporation listed on the NASDAQ Small Cap Market under the symbol "RAND." The Corporation was founded in 1969 and is headquartered in Buffalo, New York. The Corporation's investment strategy is to provide expansion capital and investment, as well as investment banking and financial advisory services, to companies both inside and outside of the Western New York community.

     Investments are stated at fair value as determined in good faith by the Board of Directors, as described in the Notes to Schedule of Portfolio Investments on page 7. Certain investments have been determined by the Board of Directors in the absence of readily ascertainable fair values. The estimated valuations are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities, and these differences could be material.

     Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains or losses reported in prior periods. The cost of securities that have, in the Directors' judgment, become worthless, are written off and reported as realized losses.

     Temporary cash investments having a maturity of three months or less when purchased are considered to be cash equivalents.

     Interest income generally is recorded on the accrual basis except where the investment is valued at less than cost to reflect risk of loss. In such cases, interest is recorded at the time of receipt. A reserve for possible losses on interest receivable is maintained when appropriate.

     Net assets per share are based on the number of shares of common stock outstanding during the respective year.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Income Taxes

     Deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted tax rate expected to be in effect when the taxes are actually paid or recovered.

     The net deferred tax asset presented in the Statements of Financial Position includes the following:

                                                   1998              1997
                                                   ----              ----

     Deferred tax asset - current             $  1,143,920      $  1,108,096

     Deferred tax liability - current               72,040            79,696
                                                    ------            ------
     Deferred tax asset, net                  $  1,071,880      $  1,028,400
                                                 =========         =========


The tax effect of the major temporary difference and carryforwards that give rise to the Corporation's net deferred tax asset are as follows:

                                                  1998               1997
                                                  ----               ----

     Operations                             $    (7,634)     $    (7,634)
     Investments                                 244,235         321,560
     Net operating loss carryforwards            835,279         714,474
     Capital loss carryforwards                        0               0
                                                      ---             ---
     Deferred tax asset, net                $  1,071,880     $ 1,028,400
                                               =========       =========


The components of income tax expense (benefit) reported in the statement of operations are as follows:

                                           1998               1997
                                           ----               ----
     Current:
         State                       $    11,600       $    12,000
                                          ------            ------
  Deferred:
   (Benefit) on change in
      unrealized appreciation:
         Federal                        (25,670)          (189,091)
         State                          (17,810)           (31,476)
                                         ------             ------
                                        (43,480)          (220,567)
                                         ------            -------
     Total                           $  (31,880)       $  (208,567)
                                         ======            =======


A reconciliation of the benefit for the income taxes at the federal statutory rate to the benefit reported is as follows:


                                                     1998             1997
                                                     ----             ----
Net investment (loss) and realized (loss)
    before income taxes (benefit)              $   (136,068)     $  (553,149)
                                                    -------          -------
Expected tax (benefit)
      at statutory rate of 34%                      (34,513)     $  (188,071)

State - net of federal effect                        (4,099)         (12,854)
Other                                                 6,732           (7,642)
                                                      -----            -----
     Total                                    $     (31,880)     $  (208,567)
                                                     ======          =======


         Deferred income tax (benefit) of approximately $(308,000) and $(393,600) at December 31, 1998 and 1997, respectively, relate to net unrealized (depreciation) appreciation of investments. Such (depreciation) appreciation is not included in taxable income until realized.

     Included in deferred taxes on the accompanying statements of financial position is approximately $64,000 and $72,000 at December 31, 1998 and 1997, respectively, applicable to a gain being reported under the installment method for income tax purposes. This amount will be reduced in future periods as payments are received.

     At December 31, 1998, the Corporation had a federal and state net operating loss carry forward of approximately $2,090,000 and $2,000,000, respectively, which expire commencing in 2007.

     The Corporation believes it is more likely than not that the deferred tax asset will be realized and, accordingly, no valuation has been provided.

3.   Stockholders' Equity

     In February 1997, the Corporation completed the sale of 1,482,557 shares of common stock at $1.55 per share via a private placement. The price of the shares sold was equal to the then current net asset value, making it a non-dilutive transaction.

     At December 31, 1998 and 1997, there were 500,000 shares of $10 par value preferred stock authorized and unissued. Summary of change in capital accounts:




                                   Undistributed Net                Undistributed Realized Gain             Net Unrealized
                                   Investment Loss                  (Loss) on Investment              Appreciation (Depreciation)
                                   ---------------                       Realized Gain                      on Investment
                                                                         -------------                      -------------

Balance, December 31, 1996         $    (1,210,623)                    $    2,258,386                       $    177,856

Net (decrease) increase in
net assets from operations                (301,749)                           797,329                           (840,162)
                                           -------                            -------                            -------

Balance, December 31, 1997

Net (decrease) in net assets
from operations                    $    (1,512,372)                    $    3,055,715                       $   (662,306)

Balance, December 31, 1998
                                           (56,339)                          (316,559)                           268,710
                                            ------                            -------                            -------

                                   $    (1,568,711)                    $    2,739,156                        $  (393,596)
                                         =========                          =========                            =======

                                     Common Stock                         Common Stock                          Capital
                                        Shares                               Amount                          Excess of Par
                                        ------                               ------                          -------------

Balance, December 31, 1998 and     $    5,708,034                        $    570,804                         $6,889,379
December 31, 1997                       =========                             =======                          =========



4.   Commitments and Contingencies

     The Corporation has a deferred compensation agreement which includes health and dental benefits with a former officer of the Corporation and his spouse. Payments under this agreement are expected to be paid through September 30, 1999. Total accrued deferred compensation under this agreement at December 31, 1998 and 1997 was $59,270 and $95,977, respectively.

5.   Pension Expense

     The Corporation has a defined contribution 401(k) plan. The Plan provides a base contribution of 1% for eligible employees and also provides up to 5% matching contribution. Pension Plan expense was $17,492 and $16,289 in 1998 and 1997 respectively.


                                            Schedules of Selected Per Share Data and Ratios Five Years Ended December 31, 1998

Selected data for each share of capital stock outstanding throughout the five most current years is as follows:

Year ended December 31,                   1998               1997              1996               1995*              1994*
                                          ----               ----              ----               -----              -----

Investment income                         $0.07              $0.08             $0.04              $0.09              $0.07

Expenses                                    .09               0.14              0.18               0.23               0.17
                                            ---               ----              ----               ----               ----
Investment (loss) before income taxes      (.02)             (0.06)            (0.14)             (0.14)             (0.10)

(Benefit) for income taxes (Note 2)          -                  -              (0.05)             (0.05)             (0.03)
                                                                               ------             ------             ------
Net investment (loss)                      (.02)             (0.06)            (0.09)             (0.09)             (0.07)

Net realized and unrealized                  -               (0.01)            (0.59)             (0.89)              0.18
gain (loss) on investments                                   ------            ------             ------              ----

Increase (decrease) in net asset value    (.02)              (0.07)            (0.68)             (0.98)              0.11

Net asset value - beginning of year       1.46               1.53              2.21               3.19                3.07

1.46

1.53

2.21

3.19

3.07

Net proceeds from private placement       0.00               0.00              0.00               0.00                0.00
                                          ----               ----              ----               ----                ----

Net asset value - end of year            $1.44              $1.46             $1.53              $2.21              $3.19
                                         =====              =====             =====              =====              =====

Ratio of expense to average net assets    9.15%              9.26%             9.75%              8.73%              6.13%

                                                                9.15%
                                                                9.26%
                                                                9.75%
                                                                8.73%
                                                                6.13%

Ratio of net investment (loss)           (1.00)%            (3.62)%           (5.04)%            (3.48)%            (2.32)%
to average net assets

Number of shares outstanding         5,708,034          5,708,034         4,225,477          4,225,477          4,185,477
at end of period


 *Per share data presented has been restated from prior years to reflect the 25% stock distributions of the Corporation occurring in 1995 and 1994.

Independent Auditors Report Deloitte & Touche llp

To the Board of Directors and Stockholders
Rand Capital Corporation
Buffalo, New York

     We have audited the accompanying statements of financial position of Rand Capital Corporation, (the "Corporation") as of December 31, 1998 and 1997, including the schedule of portfolio investments as of December 31, 1998, and the related statements of operations and changes in net assets for the years then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and the selected per share data and ratios are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and the selected per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included examination or confirmation of securities owned as of December 31, 1998 and 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Rand Capital Corporation as of December 31, 1998 and 1997, the results of its operations and changes in its net assets for the years then ended and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

     As explained in Note 1, the financial statements include securities valued at $3,387,170 (41% of net assets), and $4,143,541 (50% of net assets) at
December 31, 1998 and 1997, respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of fair value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. The estimated valuations, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities, and these differences could be material.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of changes in investments at cost and realized gain on page 8 for the year ended December 31, 1998 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This schedule is the responsibility of the Corporation's management. Such schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                   January 22, 1999
                                                   Buffalo, NY

Shareholder Information Years Ended December 31, 1998 and 1997

Transfer Agent

     For information on ownership, lost/missing shares or other information regarding Rand stock certificates please contact our transfer agent. If you need additional assistance please contact Rand Capital directly.

     Continental Stock Transfer & Trust Company
     2 Broadway
     New York, NY 10004
     Phone: 212-509-4000
     www.continentalstock.com

Shareholders

     The Corporation had an estimated total of 786 shareholders, which included approximately 216 record holders of its common stock, and an estimated 570 shareholders with shares held under beneficial ownership in nominee name or within clearinghouse positions of brokerage firms or banks.

Market Prices

     The common stock of Rand Capital is traded on The NASDAQ SmallCap Market tier of The NASDAQ Stock Market under the symbol: RAND. The following high and low selling prices for the shares during each quarter of the last two years were taken from quotations provided to the Corporation by the National Association of Securities Dealers, Inc.

Stock Selling Price Data


Quarter       1998 High       1998 Low       1997 High      1997 Low
-------       ---------       --------       ---------      --------

1st           1 1/2           7/8            2              1 7/16
---

2nd           1 3/8           1 1/16         2              1
---

3rd           1 1/4           1 3/16         1 9/16         1 3/16
---

4th           1 1/16          3/4            1 13/32        7/8
---

Notice of Annual Meeting

     The Annual Meeting of Shareholders of Rand Capital Corporation will be held on Tuesday, April 27, 1999 at 10:00 am at the Rand Building, Room 602, 14 LaFayette Square, Buffalo, New York. All shareholders are encouraged to attend.

Directors

Reginald B. Newman II, / President, NOCO Energy Corp.Chairman, Rand Capital Corp. Buffalo, NY

Allen F. Grum / President,  Rand Capital  Corp / Buffalo, NY

Luiz F. Kahl / President, The Vector Group, LLC / Buffalo, NY

Erland E. Kailbourne(nominated) / Chief Executive Officer & President, John R. Oishei Foundation / Buffalo, NY

Ross B. Kenzie / Retired / Buffalo,  NY

Willis S. McLeese / Chairman, Colmac Holdings Ltd./ Toronto, Canada

Jayne K. Rand / Vice President, M&T Bank / Buffalo, NY

Officers

     Allen F. Grum                                President
     Nora B. Sullivan                             Executive Vice President
     Daniel P. Penberthy                          Treasurer/Secretary

Corporate Counsel                                 Independent Accountants

Hodgson, Russ, Andrews,Woods & Goodyear, LLP      Deloitte & Touche LLP
1800 One M&T Plaza                                KeyBank Tower
Buffalo, NY 14203                                 50 Fountain Plaza, Suite 250
www.hodgsonruss.com                               Buffalo, NY 14202
                                                  www.us.deloitte.com

Rand Capital Corporation
     2200 Rand Building                   Email:   pgrum@randcap.com
     Buffalo, New York 14203                       nsullivan@randcap.com
     Tel:  716-853-0802                            dpenberthy@randcap.com
     Fax:  716-854-8480                            www.randcap.com (Spring 1999)

                ShareholderInformation: shareholders@randcap.com

How to Apply for Funds

To help applicants for investment funds, we are pleased to reprint in full the eight subjects we would prefer to be included in investment applications. Please send this information to us so that we may study it before arranging a personal meeting to discuss the investment:

     1. History of company, nature of business or service and main products; Standard Industrial Classification (SIC) number of the industry; number of employees.

     2. Biographical sketches of all executives, key personnel, directors and major stockholders; signed personal statement of net worth for each principal.

     3. Personal, business and technical references.

     4. Projected and historical financial statement for five years including balance sheets, income statements and cash flows,preferable audited.

     5. Amount  requested,  and proposed use of funds;  growth  projections.

     6. Names of principal suppliers and customers.

     7. Analysis of  the market  and  industry,  method  of  distribution,   and
        competition.

     8. Samples of promotional or descriptive literature on products or services offered.

The above information should be forwarded to:

         Mr. Allen F. Grum
         c/o New Investment Proposals
         2200 Rand Building
         Buffalo, New York 14203

Rand Capital Corporation believes in the future of Western New York and is actively seeking out investment opportunities. If you are currently seeking financing for your business, or are aware of a business that is, please contact us. Together, we can continue to make Western New York prosper.

2200 Rand Building / Buffalo, New York 14203 / 716-853-0802
Traded on NASDAQ - Symbol: "RAND"